UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 17, 2023

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, Curtis J. Crawford, Ph.D. notified the Board of Directors (the “Board”) of The Chemours Company (the “Company”) of his decision to retire from the Board effective November 22, 2023. Dr. Crawford’s retirement is not a result of any disagreement regarding the Company’s operations, policies, or practices. On November 22, 2023, the Board appointed Alister Cowan BA, CA as a member of the Board. With Dr. Crawford’s retirement, Mr. Cowan’s appointment maintains the size of the Board at nine members, with eight of those members qualifying as independent under the listing standards of the New York Stock Exchange and Chemours’ Corporate Governance Guidelines.

Mr. Cowan, age 59, has served as Executive Advisor at Suncor Energy Inc. (“Suncor”) since 2023. Prior to this position, he served as Executive Vice President and Chief Financial Officer at Suncor from 2014 to 2020 and Chief Financial Officer from 2020 to 2023. Prior to joining Suncor, Mr. Cowan served as Vice President and Chief Financial Officer of Husky Energy Inc. (“Husky Energy”) from 2008 to 2011 and Chief Financial Officer from 2011 to 2014. Before joining Husky Energy, Mr. Cowan held various positions with companies throughout Europe, New Zealand, and Canada. Mr. Cowan is a graduate of Heriot-Watt University in the United Kingdom and a member of the Institute of Chartered Accountants of Scotland.

There are no arrangements or understandings between Mr. Cowan and any other persons in connection with his appointment. Mr. Cowan does not have any family relationships with any executive officer or director of Chemours and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Cowan has not yet been appointed to any committees of the Board.

Mr. Cowan will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in Chemours’ Annual Proxy Statement filed with the Securities and Exchange Commission on March 10, 2023. Chemours and Mr. Cowan will enter into Chemours’ standard form of indemnification agreement filed as Exhibit 10.28 to Chemours’ Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on February 25, 2016.

On November 22, 2023, the Company issued a press release announcing these changes to the Company’s Board, which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company, dated as of November 22, 2023.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Jonathan Lock
Jonathan Lock
Senior Vice President, Chief Financial Officer
Date:	November 22, 2023